Exhibit 99.2

INVESTOR PRESENTATION OCTOBER 2020 Alerus

1 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long-term performance goals and the future plans and prospects of Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the effects of the COVID-19 pandemic, including its effects on the economic environment, our clients and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic; our ability to successfully manage credit risk and maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the future implementation of the new Current Expected Credit Loss Standard; business and economic conditions generally and in the financial services industry, nationally and within our market areas; the overall health of the local and national real estate market; concentrations within our loan portfolio; the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid technological change in the financial services industry; increased competition in the financial services industry; our ability to successfully manage liquidity risk; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject; potential impairment to the goodwill we recorded in connection with our past acquisitions; the extensive regulatory framework that applies to us; the impact of recent and future legislative and regulatory changes; interest rate risks associated with our business; fluctuations in the values of the securities held in our securities portfolio; governmental monetary, trade and fiscal policies; severe weather, natural disasters, widespread disease or pandemics, such as the COVID-19 global pandemic, acts of war or terrorism or other adverse external events; any material weaknesses in our internal control over financial reporting; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative rates; our success at managing the risks involved in the foregoing items; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. DISCLAIMERS

2 COVID-19 RESPONSE

3 .. Activated Business Continuity Planning team and Pandemic Policy; frequent meetings with key leadership teams .. Response guided by safety of employees and clients; being a good corporate citizen; and encouraging digital use .. Benefit of past crisis experience; 1997 historic Flood and Fire in Grand Forks, ND .. Early adoption and continuation of self-quarantine recommendations and restricting non-essential business travel .. 82% of staff transitioned to working remote in 1 week; 85% remain working remote .. Established On-Site Pay for staff in offices; introduced Relief Pay for office closures or daycare/school closures .. Frequent all employee virtual calls hosted by C*Suite; 75% of staff attends live; completed 5 in Q3 .. Built integrated access between client documents and CRM, allowing team to quickly access client information .. Robotic Process Automation: continue to add robots to automate operational processes .. Leveraged DocuSign to develop pre-filled, dynamic Paycheck Protection Program Forgiveness Application .. Simplified client experience, moving various loan, wealth management, and investment documents to DocuSign .. Built upon holistic financial picture for consumer clients by integrating wealth management and brokerage accounts held with Alerus into My Alerus, simplifying the online account experience down to one login .. Moved all retirement statements and confirmations to electronic format as the default, further driving online engagement .. Paycheck Protection Program: helped over 1,632 new and existing clients secure ~ $364 million in funding relief .. Ongoing virtual webinars to provide guidance and help clients with their financial issues on various topics .. Waived fees on loan extensions, loan payment deferrals, or early CD withdrawals due to COVID-19 related hardship .. Proactively helping participants navigate retirement distributions or other lending options .. Continue to encourage virtual business; reopening approach is guided by market conditions .. ND: lobbies closed in mid-March, open by appointment only in early June, lobbies reopened in mid-June, markets were never subject to stay at home order and markets are widely open for business .. MN: lobbies closed in mid-March, drive-ups remained open, stay at home order lifted in mid-May, open by appointment only in August, continued progress of state’s four-phased approach to businesses reopening .. AZ: lobbies closed in mid-March, drive-up remained open, open by appointment only in September COVID-19 RESPONSE SUMMARY PROACTIVELY RESPONDING WITH AGILITY AND SUPPORT LEADING DURING THE PANDEMIC CRISIS TAKING CARE OF EMPLOYEES LEVERAGING INFRASTRUCTURE INVESTMENTS INCREASED DIGITAL ENGAGEMENT SERVING IN THE BEST INTEREST OF CLIENTS THE NEW NORMAL

4 PAYMENT DEFERRALS, MATURITY EXTENSIONS, AND PAYMENT MODIFICATIONS COVID-19 RELIEF PROGRAMS September 30, 2020 Loan Group Number Of Loans Granted Deferral ($ in 000’s) Still on Initial Deferral ($ in 000’s) Second Deferral ($ in 000's) Returned to Normal ($ in 000’s) Consumer 155 $ 2,131 $ 248 $ 60 $ 1,823 Residential Real Estate Serviced 61 26,419 4,370 12,618 9,431 Residential Real Estate Non-serviced 77 10,550 479 — 10,071 Commercial Real Estate 78 80,113 5,826 4,206 70,081 Commercial & Industrial 182 31,138 1,039 — 30,099 Total 552 $ 151,351 $ 11,962 $ 16,884 $ 146,429 Consumer 1% Residential Real Estate Serviced 58% Residential Real Estate Non- serviced 2% Commercial Real Estate 35% Commercial & Industrial 4%

5 Retail Trade 16% Professional, Scientific, and Technical Services 13% Construction 12% Manufacturing 9% Wholesale Trade 8% Health Care and Social Assistance 8% Other Services (except Public Administration) 5% Administrative and Support and Waste Management and Remediation Services 3% Transportation and Warehousing 3% Accommodation and Food Services 3% Other 20% SBA PAYCHECK PROTECTION PROGRAM (PPP) COVID-19 RELIEF PROGRAMS As of 9/30/2020. Loan Amount Group # of Loans $ Originated (in 000’s) $50M or less 784 $ 15,731 $50M to $2MM 822 269,246 $2MM+ 26 78,624 Total 1,632 $ 363,601 INDUSTRY BREAKDOWN OF PPP LOANS MADE TO BORROWERS THROUGH 9/30/2020 SECURED SBA FINANCING FOR 1,632 LOANS FOR APPROXIMATELY $364MM

6 12.3% 12.2% 12.9% 16.7% 17.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2016 2017 2018 2019 Q3 2020 6.9% 7.1% 7.5% 11.1% 9.8% 8.2% 8.3% 8.9% 12.9% 13.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2016 2017 2018 2019 Q3 2020 Tier 1 Leverage Tier 1 Capital 5.4% 6.0% 6.9% 10.4% 9.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2016 2017 2018 2019 Q3 2020 STRONG CAPITAL AND SOURCES OF LIQUIDITY TANGIBLE COMMON EQUITY/TANGIBLE ASSETS TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS PRIMARY AND SECONDARY SOURCES OF LIQUIDITY TOTAL RISK BASED CAPITAL Basel III Regulatory Capital Minimum to be considered well capitalized Cash and cash equivalents $95,751 Unencumbered securities 380,056 FHLB borrowing availability 565,029 Brokered CD capacity 579,431 Fed funds lines 102,000 Total as of 09/30/2020 $1,722,267 Tier 1 Capital Leverage Excluding PPP, Tangible Common Equity/Tangible Assets at September 30, 2020 was 11.14% Basel III Regulatory Capital Minimum to be considered well capitalized

7 1.14% 1.05% 1.30% 1.39% 1.52% 0.00% 0.40% 0.80% 1.20% 1.60% 2016 2017 2018 2019 Q3 2020 0.47% 0.30% 0.33% 0.33% 0.17% 0.00% 0.20% 0.40% 0.60% 0.80% 2016 2017 2018 2019 Q3 2020 ASSET QUALITY AND RESERVE LEVELS OVERVIEW NPAS / ASSETS (%) RESERVES / LOANS (%) RESERVES / NPLS (%) .. Solid asset quality and reserve levels .. Strengthened credit department to support growth .. Proactive approach to classification of assets Excluding PPP, NPAs/Assets as of September 30, 2020 was 0.19% Excluding PPP, Reserves/Loans as of September 30, 2020 was 1.83% 205% 282% 318% 306% 654% 0.00% 100.00% 200.00% 300.00% 400.00% 500.00% 600.00% 700.00% 2016 2017 2018 2019 Q3 2020

8 BY OUTSTANDING BALANCES WELL DIVERSIFIED LOAN PORTFOLIO As of 9/30/2020. 1-4 Residential 1st 20% 1-4 Residential Construction 1% 1-4 Residential Jr Lien 2% HELOC 5% RE Loans to be Sold 5% C&I 18% PPP 16% Loans to Public Entities 0% Other Loans 0% Ag Production 1% Other CRE 12% Owner Occupied CRE 9% Ag Land 1% Multifamily 4% Retail Indirect 3% Other Consumer 1% RE Construction 2%

9 BY TOTAL COMMITMENT INCLUDING UNFUNDED COMMITMENT WELL DIVERSIFIED LOAN PORTFOLIO As of 9/30/2020. 1-4 Residential 1st 17% 1-4 Residential Construction 1% 1-4 Residential Jr Lien 2% HELOC 10% RE Loans to be Sold 4% C&I 25% PPP 13% Loans to Public Entities 0% Other Loans 0% Ag Production 2% Other CRE 9% Owner Occupied CRE 7% Ag Land 0% Multifamily 3% Retail Indirect 2% Other Consumer 2% RE Construction 3%

10 THIRD QUARTER HIGHLIGHTS

11 Q3 FINANCIAL HIGHLIGHTS 1 – Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” INCOME STATEMENT Net Interest Income $ 21,765 $ 20,091 $ 18,681 Provision for Loan Losses 3,500 3,500 1,498 Net Interest Income After Provision for Loan Losses 18,265 16,591 17,183 Noninterest Income 45,256 38,230 29,580 Noninterest Expense 40,214 39,734 37,327 Income Before Income Taxes 23,307 15,087 9,436 Income Tax Expense 5,648 3,613 2,332 Net Income $ 17,659 $ 11,474 $ 7,104 Per Common Share Data Earnings Per Common Share – Diluted $ 0.99 $ 0.65 $ 0.48 Diluted Average Common Shares Outstanding 17,453 17,445 14,626 Performance Ratios Return on Average Total Assets 2.42% 1.68% 1.29% Return on Average Tangible Common Equity(1) 26.67% 18.88% 17.01% Noninterest Income as a % of Revenue 67.53% 65.55% 61.29% Net Interest Margin (Tax-Equivalent)(1) 3.17% 3.14% 3.69% Efficiency Ratio(1) 58.42% 66.31% 75.17% Three months ended (dollars and shares in thousands, except per share data) September 2020 June 2020 September 2019

12 0.45% 0.63% 0.59% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Cost of Total Deposits Cost of Interest Bearing Deposits Total Cost of Funds 2017 2018 2019 Q3 2020 YTD STRONG CORE FUNDING MIX .. Commercial transaction accounts totaled $1.1 billion and increased 35.9% YTD. Consumer transaction accounts totaled $579.4 million and increased 8.1% .. HSA deposits sourced through retirement plans totaled $131.5 million, with a cost of 0.18% .. CD portfolio is primarily 6 month flex CD of which over 50% have been clients for 10+ years. .. Stable deposit relationships with 22 year average tenure on 10 largest depositors .. National Market deposits totaled $554.2 million As of September 30, 2020, core deposits totaled $2.4 billion or 97.6% of our total deposits OVERVIEW AS OF SEPTEMBER 30, 2020 SEPTEMBER 30, 2020 DEPOSIT FUNDING ($2,462MM) LOW COST OF FUNDS Revenue data YTD as of 9/30/2020. Non-Interest Bearing Deposits 28.2% Money Market & Savings Deposits 39.4% Interest Bearing Demand Deposits 18.7% Time Deposits 8.4% HSA Deposits 5.3%

13 0.44% 0.65% 0.97% 0.59% 1.00% 1.83% 2.16% 0.45% 3.74% 3.84% 3.65% 3.22% 4.63% 4.81% 4.97% 4.37% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2017 2018 2019 Q3 2020 YTD NET INTEREST MARGIN (NIM) 1 - Rates have been annualized for interim periods. Source: Alerus Financial Corporation; Federal Reserve Note: Net interest margin (FTE) is a non-GAAP financial measure; See “Non-GAAP Disclosure Reconciliation” in the Appendix to this presentation Loan Yield Net Interest Margin (fully-taxable equivalent “FTE”) Average Effective Fed Funds Rate Cost of Funds 1 1 1 1

14 NIM AND LOAN FLOORS VARIABLE RATE FLOORS BY INDEX VARIABLE RATE FLOORS COMMENTS $ in Millions Balance % of Total Balance Cumulative % of Total Balance No Floors $ 307 39.6% 39.6% Floors Reached 359 46.4% 86.0% 0-50 bps to reach floor 102 13.2% 99.2% >50bps to reach floor 6 0.8% 100.0% Total $ 774 100.0% .. Quarter over quarter highlights: • Lower asset yields driven by lower loan yields of 4bps, excluding PPP loans, C&I yield would have been down 7bps. • Lower cash yields of 4bps • Lower investment yields of 21bps • Lower yields offset by increased earning assets of $160 million • Total deposit costs were down 23bps and interest-bearing deposit costs were down 30bps $ in Millions Index In the Money Out of the Money No Floor Total Total % Prime $ 291 $ 19 $ 16 $ 326 42.1% 1 Month LIBOR 8 2 146 156 20.2% 12 Month LIBOR – 79 127 206 26.7% FHLB 5 Year 33 8 12 53 6.9% Other 26 – 6 32 4.1% Total $ 358 $ 108 $ 307 $ 774 100.0% Percent of Total 46.3% 14.0% 39.7% 100.0% 1 – NIM excluding PPP for the three months ended September 30, 2020 was 2.25% NIM1 Average Earning Assets 2Q 2020 3.14% 2,584,036,032 Lower Asset Yields -0.08% Asset Balance/Mix -0.06% Deposit Balance/Mix 0.00% Lower Deposit Rate 0.16% Other Borrowings 0.01% 3Q 2020 3.17% 2,744,759,465 NET INTEREST MARGIN ROLL FORWARD

15 A BIG COMPANY MODEL WITH SMALL COMPANY EXECUTION OUR DIVERSE BUSINESS LINES Revenue data LTM as of 9/30/2020. TRUSTED ADVISOR BANKING WEALTH MANAGEMENT • Residential mortgage lending • Purchasing or refinancing • Residential construction lending • Home equity/second mortgages • Advisory services • Trust and fiduciary services • Investment management • Insurance planning • Financial planning • Education planning • Retirement plan administration • Retirement plan investment advisory • ESOP fiduciary services • Payroll administration services • HSA/FSA/HRA administration • COBRA BUSINESS BANKING • Commercial and commercial real estate lending • Agriculture lending • Treasury management • Deposit services CONSUMER BANKING • Deposit products and services • Consumer lending • Private banking MORTGAGE RETIREMENT AND BENEFITS 29% of Revenue 23% of Revenue 8% of Revenue 40% of Revenue

16 $29,366 $27,812 $31,905 $30,471 348,000 350,000 352,000 354,000 356,000 358,000 360,000 362,000 364,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2017 2018 2019 Q3 2020 AUA/AUM Participants Asset Based Retirement 32% Trust, Custody & Advisory 10% Record Keeping 19% Asset Administration 11% Health & Welfare 7% Payroll Servicing 3% ESOP 6% Other 12% $20,413 $26,902 $28,404 $19,562 $62,390 $63,316 $63,811 $45,034 $0 $20,000 $40,000 $60,000 $80,000 2017 2018 2019 Q3 2020 YTD Net Income Revenue RETIREMENT AND BENEFITS OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT PROFIT MARGIN REVENUE MIX (Q3 2020 YTD) MARKET SENSITIVE REVENUE: 42% 1 1 Net Income before Tax and Indirect Allocations. .. RETIREMENT - Provide recordkeeping and administration services to qualified retirement plans .. ESOP - Provide trustee, recordkeeping and administration to employee stock ownership plans .. ADVISORY SERVICES - Provide investment fiduciary services to retirement plans .. HEALTH AND WELFARE - Provide HSA, FSA, COBRA recordkeeping and administration services to employers .. PAYROLL - Provide payroll and HRIS services for employers .. ONE ALERUS SYNERGIES • IRA rollovers • Deposits - HSA deposits, 401(k) Money Market Funds, Emergency Savings, Terminated Participants • Managed accounts ($ in Millions) ($000s)

17 $6,370 $8,138 $8,314 $6,390 $14,010 $14,962 $15,502 $12,644 $0 $6,000 $12,000 $18,000 2017 2018 2019 Q3 2020 YTD Net Income Revenue WEALTH MANAGEMENT SERVICES OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT PROFIT MARGIN REVENUE MIX (Q3 2020 YTD) 1 Net Income before Tax and Indirect Allocations. .. ADVISORY AND PLANNING SERVICES • Retirement Planning, Tax Planning, Insurance Planning, Wealth Transfer Planning and Business Transition Planning .. ASSET MANAGEMENT • Personalized SMA strategies, Tax Management and Global Perspective .. FIDUCIARY SERVICES • IRA, Agency and Personal Trust .. ONE ALERUS SYNERGIES • IRA rollovers • 401(k) managed accounts 1 ($ in Millions) ($000s) Asset Management 85% Brokerage 10% Insurance & Advisory 5% $2,702 $2,627 $3,103 $3,043 $0 $1,000 $2,000 $3,000 2017 2018 2019 Q3 2020

18 $3,040 $1,254 $5,173 $23,043 $20,488 $18,464 $27,050 $46,271 $0 $8,000 $16,000 $24,000 $32,000 $40,000 $48,000 $56,000 2017 2018 2019 Q3 2020 YTD Net Income Revenue $691.7 $650.4 $673.4 $548.9 $175.5 $129.3 $273.0 $622.9 $0.0 $250.0 $500.0 $750.0 $1,000.0 $1,250.0 2017 2018 2019 Q3 2020 YTD Purchase Refi MORTGAGE BANKING OVERVIEW OF SERVICES MORTGAGE ORIGINATIONS 1-4 FAMILY PORTFOLIO PRODUCT MIX ($ in Millions) PROFIT MARGIN 1 Net Income before Tax and Indirect Allocations. 1 .. 1st and 2nd mortgage product offerings through centralized mortgage operations in Minnesota .. Our Twin Cities originators averaged $30+ million in volume in 2019 .. YTD, approximately 47% purchase originations, with approximately 89% sourced from the Twin Cities MSA .. ONE ALERUS SYNERGIES • Through enhanced technology, offer digital application and transitioned to a paperless delivery in Q1 2020. Key initiatives necessary to expand mortgage products nationwide to our retirement plan participants. • As of September 30, 2020, originations retained on the banking division’s balance sheet totaled $103 million ($000s) 30 Yr Jumbo 29% 5/1 ARM 4% 15 Yr Jumbo 2% 15 Yr Fixed 2% Other Fixed 6% 7/1 ARM 32% 30 Yr Fixed 11% Other ARM 2% 10/1 ARM 12%

19 LOAN PORTFOLIO AND CREDIT QUALITY

20 SUMMARY BY INDUSTRY TYPE TOTAL COMMITMENT COMMERCIAL & INDUSTRIAL1 1 – Commercial and industrial loans includes C & I, Loans to Public Entities, and Other Loans. It Excludes PPP and Ag Production “Other” includes to the following industries (1) Nonclassifiable establishments, (2) Management of Companies and Enterprises, (3) Administrative and Support and Waste Management and Remediation Services, (4) Accommodation and Food Services, (5) Educational Services, (6) Other Services (except Public Administration), (7) Information, (8) Arts, Entertainment, and Recreation, (9) Agriculture Forestry, Fishing, and Hunting, (10) Public Administration), (11) Mining Quarrying, and Oil and Gas Extraction, and (12) Utilities “Other Retail Trade” includes to the following sub-industries within Retail Trade: (1) Miscellaneous Store Retailers, (2) Furniture and Home Furnishings Stores, (3) Sporting Goods, Hobby, Musical Instrument, and Book Stores, (4) Clothing and Clothing Accessories Stores, and (5) General Merchandise Stores Other 12% Finance and Insurance 14% Wholesale Trade 14% Real Estate and Rental and Leasing 9% Manufacturing 8% Professional, Scientific and Technical Services 7% Health Care and Social Assistance 6% Transportation and Warehousing 1% Construction 14% Motor Vehicle and Parts Dealers 7% Food and Beverage Stores 2% Electronics and Appliance Stores 2% Heath and Personal Care Services 1% Building Material and Garden Equipment and Supplies Dealers 1% Nonstore Retailers 1% Other Retail Trade 1% Retail Trade 15%

21 Office 16% Retail 19% Warehouse 19% Manufacturing 1% Residential Development 1% Mixed Residential/Commer cial 2% Mixed Commercial 7% Apartments 14% Hotel 1% Medical Or Nursing Facilities 6% Commercial/Land Development 12% Ag Land 2% Serviced 47% 1-4 1st Non-Serviced 4% 1-4 Family Jr Liens 5% 1-4 Family Revolving 30% 1-4 Family Construction 2% Held for Sale 12% LOANS SECURED BY REAL ESTATE TOTAL COMMITMENT COMMERCIAL REAL ESTATE1 1 – Loans secured by commercial real estate include Multifamily loans, Ag land, Other CRE, Owner Occupied CRE, and Ag production Portfolio Avg FICO Avg LTV Serviced 754 67% Non-Serviced 776 27% Junior 757 77% HELOC 794 75% TOTAL COMMITMENT RESIDENTIAL REAL ESTATE

22 Impacted industries, 8% All Other Loans, 92% COMMERCIAL AND INDUSTRIAL AND COMMERCIAL REAL ESTATE INDUSTRIES DIRECTLY IMPACTED BY COVID-19 As of 9/30/2020. C&I Total Commitment ($ in 000's) % of Total Accommodation and Food Services $ 9,774 0.70% Arts, Entertainment, and Recreation 4,236 0.30% Oil and Gas 874 0.06% Other Retail Trade 4,138 0.30% Total $ 19,021 1.37% CRE Total Commitment ($ in 000's) % of Total Retail $ 117,466 8.44% Medical or Nursing Facilities 35,531 2.55% Hotel 6,821 0.49% Total $ 159,819 11.48%

23 LINE OF CREDIT UTILIZATION C&I AND HOME EQUITY LINES OF CREDIT 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 C&I Funded Unfunded Funded% 0% 10% 20% 30% 40% 50% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Home Equity Lines of Credit Funded Unfunded Funded%

24 CHANGES IN THE ALLL BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES Nine months ended September 30, 2020 (dollars in thousands) Beginning Balance Provision for Loan Losses Loan Charge-offs Loan Recoveries Ending Balance Commercial Commercial and industrial $ 12,270 $ (498) $ (2,745) $ 1,346 $ 10,373 Real estate construction 303 180 —— 483 Commercial real estate 6,688 5,953 (865) 95 11,871 Total commercial 19,261 5,635 (3,610) 1,441 22,727 Consumer Residential real estate first mortgage 1,448 2,914 — 5 4,367 Residential real estate junior lien 671 377 (12) 175 1,211 Other revolving and installment 352 371 (194) 108 637 Total consumer 2,471 3,662 (206) 288 6,215 Unallocated 2,192 203 —— 2,395 Total $ 23,924 $ 9,500 $ (3,816) $ 1,729 $ 31,337

25 ALLOCATION BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES September 30, 2020 December 31, 2019 (dollars in thousands) Allocated Allowance Percentage of loans to total loans Allocated Allowance Percentage of loans to total loans Commercial and industrial $ 10,373 38.3% $ 12,270 27.8% Real estate construction 483 1.6% 303 1.5% Commercial real estate 11,871 26.0% 6,688 28.8% Residential real estate first mortgage 4,367 22.8% 1,448 26.6% Residential real estate junior lien 1,211 7.4% 671 10.3% Other revolving and installment 637 3.9% 352 5.0% Unallocated 2,395 —% 2,192 —% Total loans $ 31,337 100.0% $ 23,924 100.0%

26 Risk Level Total Loans Unguaranteed Balance Reserve Amount Reserve / Unguaranteed Loans Reserve/Total Loans Pass $ 1,979,212 $ 1,625,744 $ 22,836 1.40% 1.15% Special Mention 26,235 19,845 816 4.11% 3.11% Substandard 47,264 42,666 4,883 11.44% 10.33% Total Loans Evaluated Collectively 2,052,711 1,688,255 28,535 1.69% 1.39% Total Loans Evaluated Individually 5,708 5,382 407 7.56% 7.13% Unallocated –– 2,395 –– Total $ 2,058,419 $ 1,693,637 $ 31,337 1.85% 1.52% ALLOCATION BY RISK SEGMENT ($ IN 000’S) ALLOWANCE FOR LOAN LOSSES As of 9/30/2020.

27 APPENDIX

28 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2020 Noninterest income: $140.2 million Net interest income: $76.2 million $18.1 $26.1 $29.4 $27.8 $31.9 $30.5 2015 2016 2017 2018 2019 Q3 20 OUR MISSION .. To always act in the best interest of our clients by providing innovative and comprehensive financial solutions that are delivered through a relationship- oriented single point of contact and supported by client-friendly technology. DIVERSIFIED FINANCIAL SERVICES COMPANY .. $2.9 billion Banking assets .. $30.5 billion Retirement and Benefits AUA/AUM .. $3.0 billion Wealth Management AUA/AUM ALERUS BUSINESS LINES .. Banking .. Retirement and Benefits .. Wealth Management .. Mortgage COMPANY PROFILE Data as of 9/30/2020. COMPANY PORTFOLIO DIVERSIFIED REVENUE STREAM ASSET GROWTH (IN BILLIONS) $1.7 $2.1 $2.1 $2.2 $2.4 $2.9 2015 2016 2017 2018 2019 Q3 20 Banking Assets Retirement and Benefit Services AUA/AUM Wealth Management AUA/AUM $2.0 $2.3 $2.7 $2.6 $3.1 $3.0 2015 2016 2017 2018 2019 Q3 20 Retirement and Benefit Revenue 28.6% Wealth Management Revenue 7.6% Mortgage Revenue 23.2% Banking Fees 4.5% Net Interest Income 36.1%

29 FRANCHISE FOOTPRINT Grand Forks, ND .. 3 full-service banking offices Fargo, ND .. 3 full-service banking offices Twin Cities, MN .. 6 full-service banking offices .. 1 mortgage office .. 1 deposit and loan production office Phoenix, AZ .. 2 full-service banking offices FULL-SERVICE BANKING OFFICES Alerus offers banking, retirement and benefits, mortgage and wealth management services at all full-service banking offices RETIREMENT AND BENEFITS SERVICES OFFICES .. 2 retirement and benefits offices in Minnesota .. 2 retirement and benefits offices in Michigan .. 1 retirement and benefits office in New Hampshire .. Serve clients in all 50 states through retirement plan services DIVERSIFIED CLIENT BASE .. 48,900 consumers .. 10,400 businesses .. 6,900 employer-sponsored retirement plans .. 350,000 employer-sponsored retirement plan participants .. 50,000 health savings account participants .. 21,700 flexible spending account/health reimbursement arrangement participants Data as of 9/30/2020.

30 ONE ALERUS REINVENTION OF PROCESSES We have aligned processes, policies, and procedures throughout all departments to enhance client experience and improve our Company's efficiency Our expectation is this initiative will continue to improve our scalability and operating costs TAILORED ADVICE We strive to provide each client with a primary point of contact —a trusted advisor— who deals with individual needs and integrates other department’s expertise when necessary SYNERGISTIC GROWTH We have formalized our National Market which has grown deposits to $554.2 million as of September 30, 2020 Acquired new product lines including HSA and payroll accounts We expect the 401(k) money market accounts to continue to grow and reduce funding costs TECHNOLOGY INVESTMENT We have proactively invested in technology which will allow us to effectively integrate our various departments and business lines We believe these initiatives will reduce the amount of technology expenditures needed in the future DIVERSIFIED SERVICES Through our four divisions, we are able to offer a comprehensive service package to our clients ONE ALERUS STRATEGY One Alerus enables us to bring all of our product and service offerings to clients in a cohesive and seamless manner. We believe the One Alerus initiative will enable us to achieve future organic growth by leveraging our existing client base and help us continue to provide strong returns to our stockholders ONE ALERUS

31 SKILLED ADVISORS AND FINANCIAL GUIDES .. Team is organized around consumer or business; focuses on holistic needs of clients; depth and breadth of Alerus service offering .. Proprietary Financial Fitness Playbook delivers consistency and augments Financial Workout technology .. Clients expectations driven by advice and guidance versus transactions EMPOWERING CLIENTS WITH RESPONSIVE TECHNOLOGY .. Omni-Channel Seamless experience via desktop and mobile .. Leading Account Aggregation Holistic view of entire financial life .. Single Sign On Remove friction in being an Alerus client .. Financial Wellness Score Your most current financial data is used to create easy, intuitive workouts IMPROVING CLIENTS’ FINANCIAL WELLBEING THROUGH PEOPLE + TECHNOLOGY THE PATH TO FINANCIAL CONFIDENCE WORKOUTS COMPLETED BY CLIENTS SINCE LAUNCH

32 .. Diversified client base consists of 48,900 consumers, 10,400 businesses and over 350,000 employer-sponsored retirement plan participants .. Harness product synergies unavailable to traditional banking organizations .. Capitalize on strategic opportunities to grow in our existing markets or new markets .. Acquisition targets include banks and fee income companies with complementary business models, cultural similarities, and growth opportunities .. Recruit top talent to accelerate growth in our existing markets or jumpstart our entrance into new markets .. Market disruption caused by M&A activity provides lift-out opportunities .. Proactively position ourselves as an acquirer and employer of choice .. Invested in one of the leading marketing automation technologies .. Provide secure and reliable technology that meets evolving client expectations .. Integrate our full product and service offerings through our fast-follower strategy .. Collaborative leadership team focused on growing organically by deepening relationships with existing clients through our expansive services .. Maintain relationship-driven business model while diversifying our composition of revenue KEY STRATEGIC INITIATIVES GROWING THE ALERUS FRANCHISE LEVERAGE OUR EXISTING CLIENT BASE EXECUTE STRATEGIC ACQUISITIONS PURSUE TALENT ACQUISITION ENHANCE BRAND AWARENESS STRENGTHEN AND BUILD INFRASTRUCTURE ORGANIC GROWTH “ONE ALERUS”

33 OFFICERS AND DIRECTORS OUR MOTIVATED, DEDICATED, AND ENERGETIC LEADERS KEEP US ON THE RIGHT PATH SENIOR EXECUTIVE TEAM BOARD OF DIRECTORS DAN COUGHLIN Since 2016 Former MD & Co-Head – Fin’l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett Chicago, IL MICHAEL MATHEWS Since 2019 CIO, Deluxe Corporation Former SVP – Technology and Enterprise Programs, UnitedHealth Group Minneapolis, MN GALEN VETTER Since 2013 Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM Minneapolis, MN KATIE LORENSON Executive Vice President and Chief Financial Officer 3 years with Alerus ANN MCCONN Executive Vice President and Chief Shared Services Officer 18 years with Alerus RYAN GOLDBERG Executive Vice President and Chief Revenue Officer Joined Alerus in 2020 KARIN TAYLOR Executive Vice President and Chief Risk Officer 2 years with Alerus SALLY SMITH Since 2007 Former President and CEO Buffalo Wild Wings, Inc. Minneapolis, MN LLOYD CASE Since 2005 Past President and CEO Forum Communications Co. Director, Forum Communications Fargo, ND KAREN BOHN Since 1999 President, Galeo Group, LLC Former Chief Administrative Officer Piper Jaffray Co. Edina, MN KEVIN LEMKE Since 1994 President Virtual Systems, Inc. Grand Forks, ND RANDY NEWMAN Chairman, President, and Chief Executive Officer 39 years with Alerus

34 North Dakota Minnesota Arizona National STRONG GROWTH MARKETS AND STABLE CORE FUNDING MARKET DISTRIBUTION DEPOSITS ($2,462) LOANS ($2,058) ARB ASSETS UNDER ADMIN/MGMT. ($30,471) WM ASSETS UNDER ADMIN/MGMT. ($3,043) MORTGAGE ORIGINATIONS ($1,172) ($ IN MILLIONS) Data as of 9/30/2020. LEGEND 40.1% 48.0% 10.0% 1.9% 40.6% 32.6% 4.3% 22.5% 8.3% 89.1% 2.6% 73.4% 9.9% 2.3% 14.4% 9.5% 14.6% 0.1% 75.8%

35 FINANCIAL HIGHLIGHTS 1 Represents a non-GAAP financial measure. See “Non-GAAP Disclosure Reconciliation” in the Appendix to this presentation. 2 Excluding PPP, the following ratios were TCE/TA 11.14% NPLs/Loans 0.29%, NPAs/Assets 0.19%, Allowance/Loans 1.83%, and NCOs/Average Loans 0.16%

36 NON-GAAP DISCLOSURE RECONCILIATION ($000s, except where otherwise noted ) Annual Year-to-date 2016 2017 2018 2019 Q3 2019 Q3 2020 Tangible common equity to tangible assets Total common stockholders' equity $ 168,251 $ 179,594 $ 196,954 $ 285,728 $ 281,403 $ 322,003 Less: Goodwill 27,329 27,329 27,329 27,329 27,329 27,329 Less: Other intangible assets 32,729 27,111 22,473 18,391 19,382 15,421 Tangible common equity (a) 108,193 125,154 147,152 240,008 234,692 279,253 Total assets 2,050,045 2,136,081 2,179,070 2,356,878 2,228,311 2,898,809 Less: Goodwill 27,329 27,329 27,329 27,329 27,329 27,329 Less: Other intangible assets 32,729 27,111 22,473 18,391 19,382 15,421 Tangible assets (b) 1,989,987 2,081,641 2,129,268 2,311,158 2,181,600 2,856,059 Tangible common equity to tangible assets (a)/(b) 5.44% 6.01% 6.91% 10.38% 10.76% 9.78% Tangible common equity per common share Total stockholders' equity $ 168,251 $ 179,594 $ 196,954 $ 285,728 $ 281,403 $ 322,003 Less: Goodwill 27,329 27,329 27,329 27,329 27,329 27,329 Less: Other intangible assets 32,729 27,111 22,473 18,391 19,382 15,421 Tangible common equity (c) 108,193 125,154 147,152 240,008 234,692 279,253 Common shares outstanding (d) 13,534 13,699 13,775 17,050 17,049 17,122 Tangible common equity per common share (c)/(d) $ 7.99 $ 9.14 $ 10.68 $ 14.08 $ 13.77 $ 16.31 Return on average tangible common equity Net income $ 14,036 $ 15,001 $ 25,866 $ 29,540 $ 21,888 $ 34,496 Less: Preferred stock dividends 25 ----- Add: Intangible amortization expense (net of tax) 4,553 3,655 3,664 3,224 2,442 2,347 Remeasurement due to tax reform - 4,818 ---- Net income, excluding intangible amortization (e) 18,564 23,474 29,530 32,764 24,330 36,843 Average total equity 168,039 176,779 187,341 231,084 212,911 303,829 Less: Average preferred stock 2,514 ----- Less: Average goodwill 25,698 27,329 27,329 27,329 27,329 27,329 Less: Average other intangible assets (net of tax) 22,372 19,358 19,522 16,101 16,502 13,343 Average tangible common equity (f) 117,455 130,092 140,490 187,654 169,080 263,157 Return on average tangible common equity (e)/(f) 15.81% 18.04% 21.02% 17.46% 19.24% 18.70% Net interest margin (tax-equivalent) Net interest income $ 62,940 $ 67,670 $ 75,224 $ 74,551 $ 56,092 $ 60,693 Tax equivalent adjustment 599 865 462 347 257 325 Tax equivalent net interest income (g) 63,539 68,535 75,686 74,898 56,349 61,018 Average earning assets (h) 1,750,104 1,833,002 1,970,004 2,052,758 2,024,814 2,534,038 Net interest margin (tax equivalent) (g)/(h) 3.63% 3.74% 3.84% 3.65% 3.72% 3.22% Efficiency Ratio Noninterest expense $ 143,792 $ 134,920 $ 136,325 $ 142,537 $ 106,102 $ 116,674 Less: Intangible amortization expense 7,005 5,623 4,638 4,081 3,091 2,971 Adjusted noninterest expense (i) 136,787 129,297 131,687 138,456 103,011 113,703 Net interest income 62,940 67,670 75,224 74,551 56,092 60,693 Noninterest income 105,089 103,045 102,749 114,194 84,639 110,675 Tax equivalent adjustment 599 865 462 347 257 325 Total tax equivalent revenue (j) 168,628 171,580 178,435 189,092 140,988 171,693 Efficiency ratio (i)/(j) 81.12% 75.36% 73.80% 73.22% 73.06% 66.22%